Exhibit 99.1 February 2021 LENDER PRESENTATIONExhibit 99.1 February 2021 LENDER PRESENTATION

Garrett
ADVANCING MOTION

Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 21E of the Exchange Act, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company's management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. The Presentation includes estimated financial information and projections for the Company after giving effect to transactions that are expected to occur at the time of or prior to the Company's emergence from chapter 11. All projections reflect numerous estimates and assumptions made by management of the Company with respect to its financial condition, the performance of its business and conditions within its industry, general economic, market and financial conditions and numerous other factors, including the impact of COVID-19. The financial information presented in this Presentation reflects assumptions about the terms of the Company's proposed exit financing and other post-emergence securities, including with respect to fees and interest rates, which may differ from actual terms, including fees or rates, and such differences may be material. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company's annual report on Form 10-K for the year ended December 31, 2020, as well as in the Company's other filings with the Securities and Exchange Commission, under the headings "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements." In addition, many of the transactions set out in the Presentation remain subject to court approval, and the Company may not obtain financing or consummate the proposed transactions on the terms contemplated or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company's forward-looking statements.

Non-GAAP Financial Measures

This presentation includes Adjusted EBITDA and other financial measures not compliant with generally accepted accounting principles in the United States ("GAAP"). Adjusted EBITDA is adjusted for certain items as presented in the section of the Appendix titled Adj. EBITDA Walkdown and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. Garrett believes that Adjusted EBITDA is an important indicator of operating performance because it excludes the effects of income taxes and certain other items, as well as the effects of financing and investing activities by eliminating the effects of interest and depreciation expenses and therefore more closely measures our operational performance. The non-GAAP metrics included in this presentation should be considered in addition to, and not as replacements for, the most comparable GAAP measure. For additional information, see our annual report on Form 10-K for the year ended December 31, 2020.

Copyrights © 2021 Garrett Motion Inc.

1

Today’s presenters Olivier Rabiller Sean Deason CEO, Garrett CFO, Garrett Copyrights © 2021 Garrett Motion Inc.Today’s presenters Olivier Rabiller Sean Deason CEO, Garrett CFO, Garrett Copyrights © 2021 Garrett Motion Inc.

1 Transaction overview1 Transaction overview

Transaction highlights • Garrett Motion Inc. (“Garrett” or the “Company”) designs, manufactures and sells highly engineered turbocharger and electric-boosting technologies for light and commercial vehicle OEMs and the aftermarket. Garrett’s leading technology infrastructure is a competitive differentiator and a critical component of their ongoing success. The existing platform includes 5 R&D centers, ~1,200 engineers, and 1,400+ patents with 100 new patents issued annually. • 2021E Net sales: $3,485MM • 2021E Adjusted EBITDA: $520MM (14.9% Adjusted EBITDA margin) • On September 20, 2020, the Company filed for Chapter 11 to effectuate a pre-arranged sale of the Company. On January 11, 2021, the Company announced an agreement with Centerbridge and Oaktree (the “Plan Sponsors”), Honeywell International Inc. (“Honeywell”), other Garrett common shareholders (the “Additional Investors”), and holders of the Company’s senior notes. • Under the proposed transaction all creditors of the Company will be repaid in full in cash with the proceeds of debt and equity financing (other than Honeywell, which has agreed to remain in the Company’s capital structure post-Chapter 11 emergence). • ~$1.25bn of funded debt at close in the form of a $300MM revolving credit facility (undrawn at close) and a $1,250MM first lien Term Loan B. • The Plan Sponsors and the Additional Investors will purchase $1,050.8MM of Convertible Series A Preferred Stock and have comm itted to back stop a rights offering of an additional $200MM of Convertible Series A Preferred Stock, which will be available to all shareholders that do not elect the cash buy- out option. • Pro forma for the transaction, net leverage will be 1.8x and liquidity will be at least $400MM. • The proposed transaction with the Plan Sponsors reduces total funded debt/legacy Honeywell obligations by $2,764MM, 5.3x 2021E EBITDA, and it includes support from substantial majorities of the creditors and at least [58%] of shareholders, in addition to the consensual restructuring of the Honeywell indemnity. • The Company is projecting to emerge from bankruptcy in Q2’21. th • Lender feedback is requested by March 4 at 12:00PM ET. Copyrights © 2021 Garrett Motion Inc.Transaction highlights • Garrett Motion Inc. (“Garrett” or the “Company”) designs, manufactures and sells highly engineered turbocharger and electric-boosting technologies for light and commercial vehicle OEMs and the aftermarket. Garrett’s leading technology infrastructure is a competitive differentiator and a critical component of their ongoing success. The existing platform includes 5 R&D centers, ~1,200 engineers, and 1,400+ patents with 100 new patents issued annually. • 2021E Net sales: $3,485MM • 2021E Adjusted EBITDA: $520MM (14.9% Adjusted EBITDA margin) • On September 20, 2020, the Company filed for Chapter 11 to effectuate a pre-arranged sale of the Company. On January 11, 2021, the Company announced an agreement with Centerbridge and Oaktree (the “Plan Sponsors”), Honeywell International Inc. (“Honeywell”), other Garrett common shareholders (the “Additional Investors”), and holders of the Company’s senior notes. • Under the proposed transaction all creditors of the Company will be repaid in full in cash with the proceeds of debt and equity financing (other than Honeywell, which has agreed to remain in the Company’s capital structure post-Chapter 11 emergence). • ~$1.25bn of funded debt at close in the form of a $300MM revolving credit facility (undrawn at close) and a $1,250MM first lien Term Loan B. • The Plan Sponsors and the Additional Investors will purchase $1,050.8MM of Convertible Series A Preferred Stock and have comm itted to back stop a rights offering of an additional $200MM of Convertible Series A Preferred Stock, which will be available to all shareholders that do not elect the cash buy- out option. • Pro forma for the transaction, net leverage will be 1.8x and liquidity will be at least $400MM. • The proposed transaction with the Plan Sponsors reduces total funded debt/legacy Honeywell obligations by $2,764MM, 5.3x 2021E EBITDA, and it includes support from substantial majorities of the creditors and at least [58%] of shareholders, in addition to the consensual restructuring of the Honeywell indemnity. • The Company is projecting to emerge from bankruptcy in Q2’21. th • Lender feedback is requested by March 4 at 12:00PM ET. Copyrights © 2021 Garrett Motion Inc.

Transaction overview

Garrett
ADVANCING MOTION

Sources and uses

Sources ($mm)	Amount
Unrestricted Cash on Balance Sheet[1]	$432
Restricted Cash on Balance Sheet[2]	226
RCF	-
New 1L Term Loan B	1,250
Convertible Series A Preferred Stock	1,251
Total Sources	**$3,158**

Uses ($mm)	Amount
DIP Repayment	$200
Prepetition 1L Debt[3]	1,487
Senior Notes[4]	457
Cash Out Offer to Electing Shareholders[5]	98
Initial Cash Payment to Honeywell	375
Transaction Fees, Expenses, and Payouts	218
Restricted Cash on Balance Sheet[2]	226
Unrestricted Cash on Balance Sheet	96
Total Uses	**$3,158**

Pro forma capitalization

	Pre-petition as of 6/30/2020			*At emergence as of 4/30/2021*		
	$mm	xLTM EBITDA	x 2021E EBITDA	$mm	xLTM EBITDA	x 2021E EBITDA
(Cash and cash equivalents)	$412			$322		
€430mm RCF due 2023	370			-		
EUR Term Loan A due 2023	302			-		
EUR Term Loan B due 2025	368			-		
USD Term Loan B due 2025	418			-		
New $300mm RCF	-			-		
New Term Loan B	-			1,250		
Total 1L Debt	**$1,458**	**3.3x**	**2.8x**	**$1,250**	**2.8x**	**2.4x**
Net 1L debt	**$1,046**	**2.4x**	**2.0x**	**$928**	**2.1x**	**1.8x**
EUR senior notes due 2026	420			-		
Total Funded Debt	**$1,878**	**4.3x**	**3.6x**	**$1,250**	**2.8x**	**2.4x**
Net Funded Debt	**$1,466**	**3.3x**	**2.8x**	**$928**	**2.1x**	**1.8x**
Honeywell Indemnity Obligations[6]	1,801			-		
Honeywell Tax Matters Agreement[6]	126			-		
Total Debt	**$3,805**	**8.6x**	**7.3x**	**$1,250**	**2.8x**	**2.4x**
Net Debt	**$3,393**	**7.7x**	**6.5x**	**$928**	**2.1x**	**1.8x**
Convertible Series A Preferred Stock	-			1,251		
Series B Preferred Stock[7]	-			584		
Market Capitalization[8]	473			473		
Total Capitalization	**$4,278**	**9.7x**	**8.2x**	**$3,558**	**8.1x**	**6.8x**
LTM Adjusted EBITDA (6/30/20) At Filing		*$441*			*$441*	
2021E Adjusted EBITDA			*$520*			*$520*

Copyrights © 2021 Garrett Motion Inc.

Notes: All tranche sizes quoted in USD-equivalent; € converted into $USD at an FX rate of 1.20
(1) Forecasted April 30, 2021, net of a $45MM contingency; (2) Cash collateral; (3) Includes $21MM hedge termination liability and $9MM default interest payment to 1L lenders (1%); (4) Includes $22MM post petition interest at the contractual, non-default rate as well as $15MM on account of make-whole settlement; (5) Assumes 50% of common stock that are not party to the transaction agreement partake in the cash-out option; (6) Per Honeywell proof of claim filed on December 19, 2020; (7) Post-transaction balance reflects present value of Amortization Payments after making the initial cash payment to Honeywell; (8) Market Capitalization based on closing stock price on January 20, 2021

5

Summary term sheet – Senior Secured Credit Facilities

Garrett
ADVANCING MOTION

Borrower:	Garrett LX I S.à.r.l. (the "Lux Borrower"), Garrett Motion Holdings Inc. (the "US Co-Borrower" and, together with the Lux Borrower, the "TLB Borrowers") and Garrett Motion S.à.r.l. (the "Swiss Borrower" and together with the TLB Borrowers, the "Borrowers")
Guarantors:	Guarantees from Garrett (the ultimate parent of the Borrowers) and all of Garrett's direct and indirect material wholly-owned restricted subsidiaries organized in the US, Australia, Ireland, Italy, Japan, Luxembourg, Mexico, Slovakia, Switzerland, United Kingdom and Romania (subject to customary exceptions)
Security:	First priority lien on, and security interest in, substantially all tangible and intangible property of each Borrower and each Guarantor, including a pledge of 100% of the stock of each Borrower and each other direct subsidiary of any Guarantor (subject to customary exceptions and limitations including agreed guaranty and security principles in non-US jurisdictions)
Facilities:	■$300MM cash flow revolver ■$1,250MM Term Loan B[1]
Maturity:	■5 years (Revolver) ■7 years (Term Loan B)
Financial covenants (RC only):	Maximum (Gross) Total Leverage of 4.70x, beginning with the first full fiscal quarter after closing, when aggregate drawn principal exceeds 35% of the facility size
Negative covenants:	■Usual and customary for transactions of this type ■Specific restriction on dividends, distributions, redemptions, repurchases or otherwise solely on the Convertible Series A Preferred Stock (unless paid-in-kind) during the fiscal years ending December 31, 2021 and December 31, 2022 ■Restricted Payments carve-out to allow for mandatory cash redemptions in respect of Series B Preferred Equity
Ticking fee:	■0 – 60 days: none ■61 – 90 days: ½ spread ■91 – 120 days: full spread ■120+: full spread including LIBOR / EURIBOR (subject to floors)

[1] Term Loan B to be denominated as EUR and USD tranches, subject to a minimum tranche size of $300MM USD equivalent

Copyrights © 2021 Garrett Motion Inc.

6

Indicative timetable February 2021 March 2021 April 2021 S M T W T F S S M T W T F S S M T W T F S Key Dates 1 2 3 4 5 6 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 7 8 9 10 11 12 13 4 5 6 7 8 9 10 Market Holiday 14 15 16 17 18 19 20 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 28 29 30 31 25 26 27 28 29 30 Key Dates Events Launch Term Loan B February 22 Lender call February 23 March 4 Commitments due at 12PM ET April 30 Estimated close and emergence Copyrights © 2021 Garrett Motion Inc.Indicative timetable February 2021 March 2021 April 2021 S M T W T F S S M T W T F S S M T W T F S Key Dates 1 2 3 4 5 6 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 7 8 9 10 11 12 13 4 5 6 7 8 9 10 Market Holiday 14 15 16 17 18 19 20 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 28 29 30 31 25 26 27 28 29 30 Key Dates Events Launch Term Loan B February 22 Lender call February 23 March 4 Commitments due at 12PM ET April 30 Estimated close and emergence Copyrights © 2021 Garrett Motion Inc.

2 Business overview 2 Business overview

Garrett is the global leader in automotive turbochargers

Garrett
ADVANCING MOTION

Company overview

- Global leader in highly-engineered turbocharger technologies
- 60+ years of technology leadership and product innovation
- Global scale with diverse geographic exposure
- Key beneficiary of evolving fuel efficiency/emissions regulations
- Collaborative and diverse relationships with all major OEMs
- Aftermarket platform with 160+ distributors in 160 countries
- ~7,500 employees including 1,200 engineers
- Headquartered in Rolle, Switzerland

Technology Leadership and Broad Portfolio of Products with Breakthrough Capabilities


Turbochargers


Electric Boosting


Automotive Software


Pipeline of Electric Products

Revenue by Geography


Other
North America
15%
1%
Asia
28%
56%
Europe

Revenue by Product Line


Aftermarket
Other
12%
2%
34%
Light Vehicle Gas
Commercial Vehicle
19%
33%
Light Vehicle Diesel

Revenue by Customer


Aftermarket
Others
6%
12%
Ford
30%
7%
Volkswagen
8%
Cust. A
7%
Cust. B
8%
Cust. C
5%
Cust. D
4%
Cust. E
Cust. F
Cust. G
Cust. H
Cust. J
Cust. I
2%
3%

Note: Revenue breakdowns based on 12/31/2019A financial data

Copyrights © 2021 Garrett Motion Inc.

Well diversified, growing business and market leadership

9

Garrett strategic priorities Technology Leadership and Broad Portfolio of Products with Breakthrough Capabilities Differentiated Technology Turbochargers Electric Boosting Automotive Software Pipeline of Electric Products Best-In-Class Global Manufacturing Footprint with Operational Excellence and Agility Garrett Excellence Model Differentiated Global Standardized Advanced Presence and Capability Manufacturing Supply Base 400 Plants 13 Low Cost Global Suppliers Operating System Long-Term Co-Development with Global OEMs and a Worldwide Aftermarket Platform Differentiated Customer Go-To-Partner for OE Programs in the Experience Technology Pipeline 350 Developments Long-term Customer Relationships Copyrights © 2021 Garrett Motion Inc. Core GTX differentiators add significant value, creating key competitive advantageGarrett strategic priorities Technology Leadership and Broad Portfolio of Products with Breakthrough Capabilities Differentiated Technology Turbochargers Electric Boosting Automotive Software Pipeline of Electric Products Best-In-Class Global Manufacturing Footprint with Operational Excellence and Agility Garrett Excellence Model Differentiated Global Standardized Advanced Presence and Capability Manufacturing Supply Base 400 Plants 13 Low Cost Global Suppliers Operating System Long-Term Co-Development with Global OEMs and a Worldwide Aftermarket Platform Differentiated Customer Go-To-Partner for OE Programs in the Experience Technology Pipeline 350 Developments Long-term Customer Relationships Copyrights © 2021 Garrett Motion Inc. Core GTX differentiators add significant value, creating key competitive advantage

Industry Dynamics | Turbo market continues to grow

Garrett
ADVANCING MOTION

Updated STRAP (Jan 2021)

Global light & commercial vehicle production, 2015-24 (M units) – July BP



0%
97
73
84
92
96
99
Vehicle & engine production
+2%
48
38
44
48
51
53
Turbocharged vehicle production
5
7
11
15
19
25
Hybrid vehicle production*
2
2
4
5
6
Battery electric vehicle production
2019
2020
2021
2022
2023
2024

Turbo Penetration (LV + CV):		
2020 STRAP 37%	52%	54%
Consultants	53%	57%

* Based on IHS; STRAP does not explicitly model hybrid penetration / volumes
Source: Garrett Motion, IHS May Release, Industry research, Government reports, FEV

Comments

- **22% drop for vehicle production in 2020**, V-shape recovery, but uncertainty for end of year
- **Turbo production**: our long term assumptions are conservative, with industry size **~6M boosted engines below 07/20 IHS forecasts**
- Key powertrain macros unchanged, tail wind for Garrett
  - **turbo penetration** increase
  - fast deployment of **hybrid powertrains**

Copyrights © 2021 Garrett Motion Inc.

Turbo industry outgrowing vehicle production driven by emission requirements

11

Industry Dynamics | High visibility of contracted revenues Core turbo business (OEM) 79 awarded % 88 95 99 non awarded % 21 12 1 5 2021 2023 2024 2022 Core revenue 2024: ~$3.8B Copyrights © 2021 Garrett Motion Inc. Turbo chargers are one of the first components sourced for a new light vehicleIndustry Dynamics | High visibility of contracted revenues Core turbo business (OEM) 79 awarded % 88 95 99 non awarded % 21 12 1 5 2021 2023 2024 2022 Core revenue 2024: ~$3.8B Copyrights © 2021 Garrett Motion Inc. Turbo chargers are one of the first components sourced for a new light vehicle

Powertrain Electrification & Hybridization Key Powertrains for 2025 and Beyond CO Benefit & On Cost in 2025 Examples of Hybrid Vehicles 2 Baseline Entry-level MHEV : VW Golf 8 – Launch in 2019 Significant CO efficiency improvement expected 2 Engine : 1.5L 110kW Internal Combustion Engine (ICE) eMotor : 12kW Integrated Starter-Generator - 10 / 15% CO + $500 Battery : 0.5kWh 2 CO : < 100g/km 2 Replaces 1.5L, 116g/km CO 2 Mild Hybrid MHEV (48V) Mid-Size SUV PHEV : VW Tiguan – Launch in 2020 (1) - 50 / 75% CO + $3000 2 Engine : 1.5L 110kW Plug-in Hybrid PHEV eMotor : 90kW eAxle Battery : 14kWh CO : < 50g/km 2 (1) - 100% CO + $7000 Replaces 2.0L, 161g/km CO 2 2 Battery Electric Premium PHEV : AMG – Launch in 2021 (1) - 100% CO + $10,000 Engine : 2.0L E-Turbo 350kW 2 GTX eMotor : 120kW eAxle industry Battery : 16kWh H2 fuel cell electric first CO : < 50g/km 2 Replaces 4.0L, 227g/km CO 2 LEGEND ICE Electric Battery Fuel Cell Source: Garrett Motion, Industry research Electric Copyrights © 2021 Garrett Motion Inc. Compressor Stack & BOP Notes: (1) Not accounting for electricity or H2 generation Motor Variety of Powertrains to be Used Depending on Mission Profile Powertrain with ICE (90% 2025) Electrified PowertrainPowertrain Electrification & Hybridization Key Powertrains for 2025 and Beyond CO Benefit & On Cost in 2025 Examples of Hybrid Vehicles 2 Baseline Entry-level MHEV : VW Golf 8 – Launch in 2019 Significant CO efficiency improvement expected 2 Engine : 1.5L 110kW Internal Combustion Engine (ICE) eMotor : 12kW Integrated Starter-Generator - 10 / 15% CO + $500 Battery : 0.5kWh 2 CO : < 100g/km 2 Replaces 1.5L, 116g/km CO 2 Mild Hybrid MHEV (48V) Mid-Size SUV PHEV : VW Tiguan – Launch in 2020 (1) - 50 / 75% CO + $3000 2 Engine : 1.5L 110kW Plug-in Hybrid PHEV eMotor : 90kW eAxle Battery : 14kWh CO : < 50g/km 2 (1) - 100% CO + $7000 Replaces 2.0L, 161g/km CO 2 2 Battery Electric Premium PHEV : AMG – Launch in 2021 (1) - 100% CO + $10,000 Engine : 2.0L E-Turbo 350kW 2 GTX eMotor : 120kW eAxle industry Battery : 16kWh H2 fuel cell electric first CO : < 50g/km 2 Replaces 4.0L, 227g/km CO 2 LEGEND ICE Electric Battery Fuel Cell Source: Garrett Motion, Industry research Electric Copyrights © 2021 Garrett Motion Inc. Compressor Stack & BOP Notes: (1) Not accounting for electricity or H2 generation Motor Variety of Powertrains to be Used Depending on Mission Profile Powertrain with ICE (90% 2025) Electrified Powertrain

Shifting the engineering portfolio Engineering spend evolution Driving the shift 180 Total RDE Sustainable core turbo productivity 5% per year 160 140 $29M Core turbo transformation roadmap BTI & pipeline 120 $78M spend $49M Transfer engineers to new domains with relevant skills 100 Core Re-skill engineers to new domains with new skills 80 turbo spend • Technology leadership Gas VNT, Diesel Euro7, CV China6 & CO2 60 Hire engineers to new domains with specialized skills • Streamline and resize org for industry engine consolidation 40 • Transform development processes for 60% less cost per launch 2017 2018 2019 2020E 2021E 2022E Copyrights © 2021 Garrett Motion Inc. Transforming the core and funding the new domains RDE Spend $MShifting the engineering portfolio Engineering spend evolution Driving the shift 180 Total RDE Sustainable core turbo productivity 5% per year 160 140 $29M Core turbo transformation roadmap BTI & pipeline 120 $78M spend $49M Transfer engineers to new domains with relevant skills 100 Core Re-skill engineers to new domains with new skills 80 turbo spend • Technology leadership Gas VNT, Diesel Euro7, CV China6 & CO2 60 Hire engineers to new domains with specialized skills • Streamline and resize org for industry engine consolidation 40 • Transform development processes for 60% less cost per launch 2017 2018 2019 2020E 2021E 2022E Copyrights © 2021 Garrett Motion Inc. Transforming the core and funding the new domains RDE Spend $M

Expanding our product portfolio

Garrett
ADVANCING MOTION



Pipeline
new concept incubation
Breakthrough Technology Initiative
first wins & launches, developing business
Routine NPI
mature business
Internal Combustion Engine
Electrified Powertrains
Hybrids (with ICE)
Battery electric
H2 fuel cell electric
NOx Sensor
Traction Drive
Energy Management Controls
E-A/C Compressor
E-Compressor, E-Turbo
Fuel Cell Charger
Advanced controls
Cybersecurity
Vehicle Health Management
Gas, LVD, CV turbo

Copyrights © 2021 Garrett Motion Inc.

Cutting-edge technologies for electrified and connected vehicles

15

BTI and pipeline technology development ELECTRIFICATION & SOFTWARE PIPELINE TECHNOLOGIES Electric A/C E-Boosting solutions E-Boosting solutions Advanced software Electric Pipeline NOx sensor for hybrids for H2 fuel cells solutions Traction Drive Compressor feeding E-Compressor & E- FC-Compressor Advanced Veh. Health Hi speed / Hi 3 gas sensor High power H2 fuel cell Turbo Controls & Cyber power density (NOx, NH3, O2) e-A/CC BoP, industrial Security electric drive turbomachinery , … 1st to Market E-Turbo SOP ’21 Production Since 2016 - Honda E-Boost Controls SOP ‘21 Techno demo Q4 ’20 Techno demo Q3 ’20 Techno demo Q3 21 To be defined nd st st Hi Perfo E-Comp SOP ‘23 2 Gen SOP ’22 Cyber Security SOP ‘21 Potential 1 SOP ‘25 Customer test Q2 ’21 Potential 1 SOP ‘23 rd st E-Turbo 2.0 SOP ’23 3 Gen SOP ‘25 Advanced Diagnostics SOP ‘20 Potential 1 SOP ‘23 Copyrights © 2021 Garrett Motion Inc. Developin De g a b velopi road ng port range of folio new gro of solutions wth vectors, l for eve all rag electrifie ing techno d lopo gy w die ffere rtrai ntia ns tion MaturityBTI and pipeline technology development ELECTRIFICATION & SOFTWARE PIPELINE TECHNOLOGIES Electric A/C E-Boosting solutions E-Boosting solutions Advanced software Electric Pipeline NOx sensor for hybrids for H2 fuel cells solutions Traction Drive Compressor feeding E-Compressor & E- FC-Compressor Advanced Veh. Health Hi speed / Hi 3 gas sensor High power H2 fuel cell Turbo Controls & Cyber power density (NOx, NH3, O2) e-A/CC BoP, industrial Security electric drive turbomachinery , … 1st to Market E-Turbo SOP ’21 Production Since 2016 - Honda E-Boost Controls SOP ‘21 Techno demo Q4 ’20 Techno demo Q3 ’20 Techno demo Q3 21 To be defined nd st st Hi Perfo E-Comp SOP ‘23 2 Gen SOP ’22 Cyber Security SOP ‘21 Potential 1 SOP ‘25 Customer test Q2 ’21 Potential 1 SOP ‘23 rd st E-Turbo 2.0 SOP ’23 3 Gen SOP ‘25 Advanced Diagnostics SOP ‘20 Potential 1 SOP ‘23 Copyrights © 2021 Garrett Motion Inc. Developin De g a b velopi road ng port range of folio new gro of solutions wth vectors, l for eve all rag electrifie ing techno d lopo gy w die ffere rtrai ntia ns tion Maturity

Estimated Leverage and Payments to Honeywell

Garrett
ADVANCING MOTION

Before Business Acceleration


Est. HON legal Costs*
$3,383
$609
$1,341 HON**
$1,433 Net Debt
5.3X***
$19
$107
$411
$362
Q2 2020 Debt like Items
2021
2022
2023
2024
Estimated Payments

- *Payments under Mandatory Transition Tax Agreement (MTT) and Subordinated Indemnity Agreement (SIA) until 2049*
- *Not callable*
- *Significant restrictive covenants*

After Business Acceleration


$1,512
$584 HON****
$928 Net Debt
2.9X***
$35
$100
$100
Post Emergence 2021 Debt like Items
2021 Post-Emergence****
2022
2023
2024
Fixed Payment Schedule

- *Payments for Series B Preferred Stock fixed at $100M per year from 2023 until 2030*
- *Callable in whole at any time at a discount rate of 7.25%*
- *No restrictive covenants*****

Notes:
- Estimated payments before business acceleration include catch up payments in 2023 and 2024 under the SIA that have been deferred during the credit agreement relief period
- Future payments under the subordinated indemnity obligation are based on annual cap of $175M (€150M at €/$ 1.17 FX rate at the time of the spin off)

* Company estimate of legal expenses reimbursed to HON per HON's filing of claim but not on the balance sheet
** Represents indemnity obligation on the balance sheet as of Q2 2020
*** Leverage ratio calculated using $520M EBITDA in 2021 for illustrative purposes
**** $584M of HON Series B represents the NPV of future payments post emergence. A onetime payment of $375M to HON is made at emergence. Expect there will be standard negative covenants under exit financing terms and conditions.

Copyrights © 2021 Garrett Motion Inc.

Significant reduction of future liabilities, payments and removal of material limitations

17

Key credit highlights 1 Global leadership in turbochargers and electric-boosting: technologies with high barriers to entry 2 Technology leadership and broad portfolio of products with breakthrough capabilities 3 Long-term co-development with global OEMs and a worldwide aftermarket platform 4 Global footprint with sales, R&D and engineering close to customers – local player 5 Operational excellence driving outstanding KPIs 6 Proven track record to bring technologies at scale to the market 7 Reset capital structure enhances strong free cash flow profile of the business 8 Experienced leadership team with proven track record Copyrights © 2021 Garrett Motion Inc. 18Key credit highlights 1 Global leadership in turbochargers and electric-boosting: technologies with high barriers to entry 2 Technology leadership and broad portfolio of products with breakthrough capabilities 3 Long-term co-development with global OEMs and a worldwide aftermarket platform 4 Global footprint with sales, R&D and engineering close to customers – local player 5 Operational excellence driving outstanding KPIs 6 Proven track record to bring technologies at scale to the market 7 Reset capital structure enhances strong free cash flow profile of the business 8 Experienced leadership team with proven track record Copyrights © 2021 Garrett Motion Inc. 18

1

Global scale and broad product portfolio

Garrett
ADVANCING MOTION

	MANUFACTURER	LIGHT VEHICLE GAS	LIGHT VEHICLE DIESEL	COMMERCIAL VEHICLE	E-BOOSTING
MAJOR GLOBAL PLAYERS	Garrett ADVANCING MOTION	● Leader	● Leader	● Leader	● Leader
	BorgWarner Turbo Systems	● Leader	● Leader	● Participant	● Leader
MEDIUM SIZE GLOBAL PLAYERS	IHI Realize your dreams	● Participant	● Participant	● Participant	● Participant
	MITSUBISHI	● Participant	● Participant	● Participant	● Participant
	BMTS TECHNOLOGY	● Participant	● Participant	–	–
	vitesco TECHNOLOGIES (1)	● Participant	–	–	● Participant
	Cummins Turbo Technologies	–	–	● Leader	● Participant
LOCAL PLAYERS	VÖFON, WEIFU, TYEN TURBOCHARGERS, HYUNDAI WIA	● Participant	● Participant	● Participant	–

● LEADER ● PARTICIPANT

Source: Garrett Motion
Notes: (1) Phase out announced by VITESCO

Copyrights © 2021 Garrett Motion Inc.

Technology presence across all powertrain platforms

19

2 Technology leadership and broad portfolio of products with breakthrough capabilities

Garrett
ADVANCING MOTION



Turbo Technology

- Reduce fuel usage
- Reduce exhaust emissions
- Enhance engine performance


Variable Geometry Turbochargers


Two-Stage Parallel/ Serial Turbochargers


Double Axle VNT Turbo Chargers


Aftermarket Turbochargers



Electric & Hybrid

- Optimize fuel economy
- Step towards a zero emissions future
- More responsive driving


E-Turbo


Fuel Cell Compressor


Boost Control in ECMs


Battery Management



Connected Vehicles

- Protect vehicles against cyber attacks
- Diagnose and predict anomalies
- Avoid breakdown and liabilities


Vehicle Health Management


Intrusion Detection Software

Notes: VNT – Variable Nozzle Turbine; ECM – Engine Control Module

Copyrights © 2021 Garrett Motion Inc.

Serving automotive customers with differentiated technologies

20

3 Long-term co-development with global OEMs and a worldwide aftermarket platform

Garrett
ADVANCING MOTION

	Pre-Development 4 Years	Product Development 2 Years	Vehicle Production 3-5 Years	Aftermarket 10-15 Years
KEY ACTIVITIES	INNOVATION	CUSTOMIZATION	MANUFACTURING	REPLACEMENT

SINGLE SUPPLIER PER ENGINE

20+ YEARS CYCLE

CAT	Volkswagen	Mercedes-Benz	RENAULT	BMW	CITROËN	Ford	HYUNDAI	WEICHAI Weifang Diesel
63 YEARS	40 YEARS	40 YEARS	38 YEARS	35 YEARS	33 YEARS	32 YEARS	30 YEARS	25 YEARS

Revenue by Customer
(% of 2019 Net Sales)



3
7
7
12
4
2
8
8
5
3
3
2
6
30
Caterpillar
VW Group
BMW
Ford
Hyundai
Weichai Power
PSA
RSA Nissan
Daimler
FPT Industrial
GM
Hino
Aftermarket
Others

Source: Garrett Motion

Copyrights © 2021 Garrett Motion Inc.

Early engagement leads to long-term global business relationships

21

Global footprint; local player 4 RD&E Centers 5 “Close-to-Customer” Engineering Centers 12 Manufacturing Plants 13 Copyrights © 2021 Garrett Motion Inc. 22 Sales, R&D and Engineering close-to-customers | global manufacturing presenceGlobal footprint; local player 4 RD&E Centers 5 “Close-to-Customer” Engineering Centers 12 Manufacturing Plants 13 Copyrights © 2021 Garrett Motion Inc. 22 Sales, R&D and Engineering close-to-customers | global manufacturing presence

5 Operational excellence driving outstanding KPIs

Garrett
ADVANCING MOTION

Optimized manufacturing footprint

- Global and scalable footprint, 75%+ in high growth regions. Closed Atessa (IT) in 2018
- No new footprint needed in coming 5 years
- Make-vs-buy driven by technology differentiation and value retention
- Strong track record of continuous productivity – Driving for lowest cost
- Standardized manufacturing processes



50,000+ Turbos / day

<10 ppm

99% OTTR

Optimized supplier base

- 400 Suppliers, 70% of Spend in HGR
- 20+ new supplier developed in HGR over the last 3 years; Industry leading team of Supplier's development experts
- Proprietary target costing tools and processes
- Advanced supply base management, with comprehensive risk management



Optimized processes

- Garrett Excellence Model (GEM) drives operating excellence and embeds productivity in culture
- Superior Safety, Quality and Service performance
- Maximized flexibility and assets utilization
- Resilience to industrial risks

GEM
GARRETT EXCELLENCE MODEL

80%	75%	70%	>20x	<3.5% Net Sales
Variable cost structure	Low-cost country footprint	Low-cost country supply	Working capital turns	Capital Expenditure

Copyrights © 2021 Garrett Motion Inc.

Low cost operation deeply rooted into overall supply chain

23

6 | # Proven track record to bring technologies at scale to the market

Garrett
ADVANCING MOTION

TODAY
1,400+ Patents Issued or Pending

1950's – 60's
- **1962:** 1st turbo for passenger car (Oldsmobile Jetfire)
- **1967:** Deere goes turbo, followed by the whole industry
- **1955:** 1st turbo for Caterpillar tractor

1990's
- **1998:** Launched Gen 2 VNT for VW/Audi diesel
- **1998:** 1st electric actuator for VNT
- **1995:** Gen 1 VNT for W/Audi
- **2000:** Double axle VNT DutyDrive introduced at DDC
- **1997:** 1st ball bearing turbo at Nissan Diesel

2000's
- **2008:** 1st turbo used on gas-hybrids for BMW
- **2008:** Gen 1 WG turbo
- **2009:** Gen 4 VNT for VW diesel
- **2006:** 1st Two Stage System for PSA
- **2004:** Gen 3 VNT for BMW diesel
- **2010:** DualBoost turbo with 2 stage compressor, Ford

Today
SOFTWARE
- **2018:** E-Turbo Boost controls production award
- **2018:** Proof of concepts of IVHM with several OEMs
- **2018:** Virtual EGR sensor production award
- **2018:** Collaboration with Aptiv, LGE, Lear for cyber software

ELECTRIFICATION
- **2016:** 1st fuel cell E-Compressor for Honda
- **2018:** 1st biz award E-Turbo passenger car

GASOLINE
- **2017:** Gen 3 WG turbo
- **2018:** Gen 4 WG turbo
- **2014:** Gen 2 WG turbo
- **2016:** Gen 1 Gas VNT for VW

DIESEL
- **2015:** 1st VNT/VNT two-stage for BMW
- **2017:** Gen 6 VNT
- **2011:** World-first ball bearing turbo for Daimler
- **2013:** Gen 5 VNT for EU6 cars

COMMERCIAL
- **2011:** Gen2 VNT DutyDrive at John Deere

Notes: WG – Wastegate turbine (fixed geometry); VNT – Variable Nozzle Turbine; EVR – Exhaust gas recirculation; IVHM – Integrated Vehicle Health Management

Copyrights © 2021 Garrett Motion Inc.

Accelerating technology innovation
24

7 **Pro forma capitalization promotes robust FCF profile**

($ in millions)

Garrett
ADVANCING MOTION

Free Cash Flow



Adj. FCF
Adj. EBITDA
Change in NWC
Cash Interest
Taxes
Other Cash Flow Item Expense
Capex
$318
583
59
(54)
(93)
(75)
(102)
$88
440
(135)
(75)
(43)
(18)
(80)
$267
520
5
(63)
(68)
(12)
(115)
$310
596
(2)
(43)
(91)
(30)
(119)
$369
680
(10)
(42)
(105)
(30)
(125)
$385
701
(8)
(42)
(104)
(30)
(133)
2019A
2020A
2021E
2022E
2023E
2024E

	2019A	2020A	2021E	2022E	2023E	2024E
Indemnity Related and MTT Payments	(178)	(42)	-	-	-	-
Chapter 11 Prof. Services Fees and D&O Insurance	-	(101)	(311)	-	-	-
Cash Collateral / Pledge	-	(101)	100	-	-	-
Reported FCF	**$140**	**($156)**	**$56** [1]	**$310**	**$369**	**$385**

Source: Company projections, subject to ongoing review and material revision
Notes: (1) Includes $45M of cash flow contingency reported in NWC for 2021 and $30M of contingency for 2022-2024 included in Other

Copyrights © 2021 Garrett Motion Inc.

25

8 Experienced leadership team with proven track record

Garrett
ADVANCING MOTION



Olivier Rabiller
President and CEO

Functions



Peter Bracke
VP
Chief Transformation Officer



Craig Balis
Sr VP
Chief Technology Officer, GM Software



Fabrice Spenninck
Sr VP
Chief Human Resources Officer



Sean Deason
Sr VP
Chief Finance Officer



Jerome Maironi
Sr VP
General Counsel & Corp Secretary



Jean- Philippe Bedu
VP M&A
Business Development



Pierre Barthelet
Sr VP Marketing & Product Mgt, China Business Leader



Martin Schiesser
VP
Chief Digital Officer



Thierry Mabru
Sr VP
Integrated Supply Chain



Christophe Mathy
VP
Communications



Samuel Cochon
VP & Chief Procurement Officer

Businesses



Daniel Deiro
Sr VP Global Customer Manag't & GM Korea Japan



Anthony Lodato
VP & GM
North America



Eric Fraysse
President
Aftermarket ,Brazil India Business Leader



Aileen McDowall
VP & GM
GBE CV



Jean Philippe Schmitt
VP & GM
GBE Diesel



Mark Rodrigues
VP & GM
GBE Gasoline

Copyrights © 2021 Garrett Motion Inc.

Leadership team possesses average ~20 years of automotive industry experience

26

3 Updated Outlook and Business Plan 273 Updated Outlook and Business Plan 27

Light Vehicle Powertrain Macro Deep-Dive

Garrett
ADVANCING MOTION

LV-Gas Turbo penetration
Aligned to IHS until 2022, more conservative thereafter



LVG T-pen-%, 2019-24
(%)
55.0 IHS
51.3
48.0
45.4
43.9
40.0
Dec STRAP
50.4
48.5
46.9
45.2
43.2
38.4
2019
2020
2021
2022
2023
2024

- Gap to IHS driven by Japanese OEMs: IHS assumes relatively high Turbo-pen-% at those OEMs, while our Customer Teams are expecting lower LVG T-pen-% and higher pen-% of naturally aspirated hybrids.

LV-Diesel mix-%
IHS expecting slower drop



LVD mix, 2019-24
(%)
16.4
15.2
14.3
13.8
13.0
11.9 Adj. IHS*
14.7
14.0
12.9
12.2
11.2 Dec STRAP
* Note: LVD mix-% in IHS global production DB 2019 at 17.4%, but adjusted to 16.4% to align better to Jato registration data
2019
2020
2021
2022
2023
2024

BEV mix-%
Raised global BEV pen-% assumptions in Dec STRAP



BEV mix, 2019-24
(%)
9.2 IHS
Dec STRAP
8.8
7.7
7.5
5.8
5.5
4.3
4.2
2.9
2.5
1.9
2019
2020
2021
2022
2023
2024

- IHS BEV pen-% delta driven mainly by China

1%pt LV turbo pen-% = 300k units for GTX in '24
➔ 1.2M units buffer vs. IHS

1%pt LVD mix % = 300k units for GTX in '24
➔ 0.2M units buffer vs. IHS

1%pt BEV mix-% = 300k units for GTX
➔ 0.1M units risk vs. IHS

Source: Company projections, subject to ongoing review and material revision

Copyrights © 2021 Garrett Motion Inc.

Planning LV-Gas Turbo Penetration Conservatively

28

Volume Forecast By Product Line


Total Volumes
LV Gasoline
LV Diesel
Commercial Vehicles
Global GTX production
(M units, excl. e-Boost & FCC)
AM
OEM
Contin-
gency
2019
2020
2021
2022
2023
2024
13.1
0.8
12.3
12.0
0.6
11.3
13.4
0.7
13.4
-0.7
15.0
0.8
15.3
-1.1
17.0
0.9
17.3
-1.2
17.6
0.9
18.1
-1.5
5.4
5.6
6.9
7.2
-0.3
8.2
8.7
-0.5
10.0
10.6
-0.6
10.9
11.8
-0.9
5.2
4.3
4.3
4.6
-0.3
4.3
4.7
-0.4
4.4
4.9
-0.5
4.0
4.4
-0.5
1.8
1.4
1.4
1.5
-0.1
1.7
1.7
-0.1
1.8
1.9
-0.1
1.8
2.0
-0.1

Source: Company projections, subject to ongoing review and material revision

Copyrights © 2021 Garrett Motion Inc.

Up to 1.5M Units Contingency in 2024

29

Focus On Garrett Gasoline Volume Growth | 2013-2027 15 Munits VNT 10 5 WG 0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 % awarded 100% 100% 89% 88% 84% 75% 62% 41% Copyrights © 2021 Garrett Motion Inc. 30 Projected growth of gasoline turbochargers and increased penetration of VNTFocus On Garrett Gasoline Volume Growth | 2013-2027 15 Munits VNT 10 5 WG 0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 % awarded 100% 100% 89% 88% 84% 75% 62% 41% Copyrights © 2021 Garrett Motion Inc. 30 Projected growth of gasoline turbochargers and increased penetration of VNT

Updated STRAP (Jan 2021): Volume and Revenue Build Up

($ in million and volumes in thousands)

Garrett
ADVANCING MOTION

Volume Evolution by Product



Light Vehicle Diesel
Light Vehicle Gas
Commercial Vehicle
Aftermarket
Fuel Cell
CAGR '19A - '24E
2019A: 13,105; 5,209; 5,375; 1,757; 764; 40%; 41%; 13%; 6%
2020A: 11,984; 4,260; 5,625; 1,447; 652
2021E: 13,437; 4,312; 6,949; 1,426; 750
2022E: 14,976; 4,258; 8,243; 1,657; 817
2023E: 17,011; 4,401; 9,951; 1,772; 875; 12
2024E: 17,673; 3,971; 10,899; 1,838; 932; 33; 22%; 62%; 10%; 5%
CAGR: 144%; 4%; 1%; 15%; (5%)

Revenue Evolution by Product



Light Vehicle Diesel
Light Vehicle Gas
Commercial Vehicle
Aftermarket
Other(1)
CAGR '19A - '24E
2019A: $3,248; 1,081; 1,089; 626; 377; 75; 33%; 34%; 19%; 12%; 2%
2020A: $3,033; 916; 1,175; 551; 331; 60
2021E: $3,485; 970; 1,478; 585; 377; 74
2022E: $3,833; 977; 1,704; 675; 394; 84
2023E: $4,226; 988; 2,032; 675; 416; 114
2024E: $4,340; 877; 2,191; 679; 438; 155; 20%; 50%; 16%; 10%; 4%
CAGR: 16%; 3%; 2%; 15%; (4%)

Source: Company projections, subject to ongoing review and material revision
Notes: (1) Other includes Software, Fuel Cell, and Prototype

Copyrights © 2021 Garrett Motion Inc.

Increased gasoline turbochargers partially offset by lower diesel volumes

31

Updated STRAP (Jan 2021): Key Financial Metrics

($ in millions)

Garrett
ADVANCING MOTION

Total Revenue / Annual Growth %


$3,248
$3,033
$3,485
$3,833
$4,226
$4,340
(4%)
(7%)
15%
10%
10%
3%
2019A
2020A
2021E
2022E
2023E
2024E

Gross Profit / Margin %


26%
23%
24%
24%
24%
24%
$847
$694
$828
$927
$1,031
$1,061
2019A
2020A
2021E
2022E
2023E
2024E

Adj. EBITDA / Margin %


18%
14%
15%
16%
16%
16%
$583
$440
$520
$596
$680
$701
2019A
2020A
2021E
2022E
2023E
2024E

Capital Expenditures / % of Revenue


3%
3%
3%
3%
3%
3%
$102
$80
$115
$119
$125
$133
2019A
2020A
2021E
2022E
2023E
2024E

Financial projections assume a €/$USD rate of 1.20 for all forecasted periods.
Source: Company projections, subject to ongoing review and material revision

Copyrights © 2021 Garrett Motion Inc.

32

Updated STRAP (Jan 2021): Key Credit Metrics

($ in millions)

Adj. EBITDA / Margin %


18%
14%
15%
16%
16%
16%
$583
$440
$520
$596
$680
$701
2019A
2020A
2021E
2022E
2023E
2024E

Adj. EBITDA – Capex / Conversion %


82%
82%
78%
80%
82%
81%
$481
$360
$405
$477
$555
$568
2019A
2020A
2021E
2022E
2023E
2024E

Net Debt / LTM Adj. EBITDA


Net Financial Debt
Series B Preferred Stock
2.2x
3.1x
2.7x
1.1x
1.5x
1.9x
1.0x
0.9x
1.4x
0.8x
0.6x
1.1x
0.7x
0.4x
2019A
2020A
2021E
2022E
2023E
2024E

Interest Coverage (Adj. EBITDA / Interest Expense[(1)])


9.6x
5.8x
9.9x
13.8x
16.1x
16.8x
2019A
2020A
2021E
2022E
2023E
2024E

Financial projections assume a €/$USD rate of 1.20 for all forecasted periods.

Source: Company projections, subject to ongoing review and material revision

Notes: (1) Interest expense includes P&L interest expense on financial debt, net

Copyrights © 2021 Garrett Motion Inc.

33

December STRAP: Adj. EBITDA YoY Walk

($ in millions)

Garrett
ADVANCING MOTION

Adj. EBITDA Walk

	2020A	2021E	2022E	2023E	2024E
BoP Adj. EBITDA	**$583**	**$440**	**$520**	**$596**	**$680**
FX	3	33			
Volume @ VC%	(93)	114	112	137	45
Pricing	(17)	(60)	(67)	(74)	(76)
Material Productivity	55	79	85	95	98
Non Material Productivity	3	35	30	26	27
Mix	(47)	(50)	(26)	(46)	(27)
Inflation	(15)	(25)	(31)	(35)	(37)
RD&E Investment			(14)	(16)	(4)
Benefits from COVID actions in Fixed costs	33	(33)			
Other Non recurring benefits	(50)	(7)	0	0	0
Insurance		(8)			
Others[(1)]	(15)	(1)	(15)	(4)	(4)
EoP Adj. EBITDA	**$440**	**$520**	**$596**	**$680**	**$701**

Pricing: ~1.8% per year

Material Productivity: ~5.3% per year

Higher Mix Impact in 2023 Driven by Accelerated Growth in Gas

Source: Company projections, subject to ongoing review and material revision
Notes: (1) Includes in 2020E: ($10M) components, proto, thermal, ($6M) FIFO reserve and $1M other;
2021E: +$6M FIFO reserve, ($15M) contingency and +$8M stretch in indirect (e.g., T&E);
2022E: ($15M) contingency;
2023E: ($4M) other;
2024E: ($4M) other

Copyrights © 2021 Garrett Motion Inc.

34

Resilient Business Model - 2020 Financials By Quarter

Garrett
ADVANCING MOTION

	Q1	Q2	Q3	Q4	FY
Revenue	**$745**	**$477**	**$804**	**$1,008**	**$3,034**
Growth % YOY	*(9%)*	*(39%)*	*0%*	*15%*	*(8%)*
Variable Costs	517	321	562	729	2,129
Variable Margin	**228**	**156**	**241**	**278**	**903**
Variable Margin %	*30.6%*	*32.7%*	*30.0%*	*27.6%*	*29.8%*
Fixed Manufacturing Costs	49	43	56	60	208
Gross Margin	**179**	**112**	**186**	**218**	**694**
Gross Margin %	***24.0%***	***23.5%***	***23.1%***	***21.6%***	***22.9%***
SG&A	61	51	102	62	276
Adjusted SG&A*	61	42	58	62	223
RD&E	32	28	28	37	125
Adj EBITDA	**$108**	**$63**	**$120**	**$149**	**$440**
Adj EBITDA %	***14.5%***	***13.2%***	***14.9%***	***14.8%***	***14.5%***

Comments

- **Revenue impacted significantly by COVID19 crisis**
  - Revenue down (9%) organic in Q1 2020; (39%) in Q2 2020
- **Mitigating revenue decline by highly variable cost structure**
  - Almost 80% of all costs are variable
- **Additional benefits from fixed costs management**
  - Implementing reduced work schedules in all major sites
  - Reducing temporary workforce and contractors
- **Double digit Adjusted EBIDTA margins during downturn**

* Adjusted SG&A excludes Chapter11 pre-petition and M&A fees

Copyrights © 2021 Garrett Motion Inc.

Benefitting from variable cost structure and 'fixed cost playbook' during downturn

35

Financial policy Financial policy will be set by a New Board, which assuming a 7-member board will consist of: • 1 Honeywell-nominated director • 1 director nominated by the Additional Investors (parties to the PSA outside of Centerbridge, Oaktree, and Honeywell) • 1 Board member from the Management team • 2 seats each for Centerbridge and Oaktree nominees Company is well positioned with a conservative balance sheet and strong liquidity profile upon emergence • Pro forma liquidity of at least $400MM • Near-term focus will be on using free cash flow to : • Reinvest in the business • Pay down debt to de-lever • Acquisitions to enhance the profile of the business as the industry transitions and consolidates Copyrights © 2021 Garrett Motion Inc. 36Financial policy Financial policy will be set by a New Board, which assuming a 7-member board will consist of: • 1 Honeywell-nominated director • 1 director nominated by the Additional Investors (parties to the PSA outside of Centerbridge, Oaktree, and Honeywell) • 1 Board member from the Management team • 2 seats each for Centerbridge and Oaktree nominees Company is well positioned with a conservative balance sheet and strong liquidity profile upon emergence • Pro forma liquidity of at least $400MM • Near-term focus will be on using free cash flow to : • Reinvest in the business • Pay down debt to de-lever • Acquisitions to enhance the profile of the business as the industry transitions and consolidates Copyrights © 2021 Garrett Motion Inc. 36

Appendix 37Appendix 37

Summary Income Statement ($ in millions) 2020A / 2021E Quarterly 2019A – 2024E Annually 2020A by Quarter 2021E 2019A 2020A 2021E 2022E 2023E 2024E (USDM, except per share data) Q1 Q2 Q3 Q4 Q1 Apr May-Jun Q3 Q4 FY FY FY FY FY FY Total Volume (in '000s Units) 2,941 1,859 3,163 4,021 3,299 1,061 2,311 3,250 3,517 13,105 11,984 13,437 14,976 17,011 17,673 Growth (%) (10%) (42%) 1% 15% 12% -% 24% 3% (13%) (9%) 12% 11% 14% 4% Total Revenue $744 $477 $804 $1,008 $868 $277 $605 $845 $891 $3,248 $3,033 $3,485 $3,833 $4,226 $4,340 Growth (%) (11%) (41%) 3% 21% 17% -% 27% 5% (12%) (4%) (7%) 15% 10% 10% 3% Material Margin 313 216 329 387 363 113 253 354 370 1,400 1,246 1,453 1,583 1,729 1,772 Margin (%) 42% 45% 41% 38% 42% 41% 42% 42% 42% 43% 41% 42% 41% 41% 41% Gross Profit $178 $112 $186 $218 $207 $63 $150 $198 $210 $847 $694 $828 $927 $1,031 $1,061 Margin (%) 24% 24% 23% 22% 24% 23% 25% 23% 24% 26% 23% 24% 24% 24% 24% Selling 14 11 14 19 18 6 13 18 18 60 59 73 76 79 82 % of Sales 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% G&A Costs 46 40 88 43 49 16 33 47 47 189 217 192 201 205 209 % of Sales 6% 8% 11% 4% 6% 6% 5% 6% 5% 6% 7% 6% 5% 5% 5% RD&E Costs 32 28 28 37 35 12 23 33 34 135 125 137 150 166 171 % of Sales 4% 6% 3% 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% Other Costs 1 (1) 1 1 4 1 2 4 4 - 1 15 30 30 30 % of Sales 0% (0%) 0% 0% 0% 0% 0% 0% 0% -% 0% 0% 1% 1% 1% Reported Operating Profit $84 $34 $55 $118 $102 $27 $79 $96 $107 $464 $292 $411 $470 $552 $570 Margin (%) 11% 7% 7% 12% 12% 10% 13% 11% 12% 14% 10% 12% 12% 13% 13% (1) $67 $21 $29 $77 ($57) $299 $80 $99 $110 $408 $195 $531 $486 $569 $588 EBIT Margin (%) 9% 5% 4% 8% (7%) 108% 13% 12% 12% 13% 6% 15% 13% 13% 14% Interest Expense, net 15 19 19 23 17 6 8 11 11 61 75 52 43 42 42 Tax Expense (Benefit) 1 12 (1) 28 20 (6) 18 22 25 33 39 79 100 115 114 Tax Rate (%) 1% 497% (9%) 52% (27%) 4% 25% 25% 25% 10% 33% 235% 23% 22% 21% GAAP Net Income $52 ($9) $11 $26 ($95) $300 $55 $66 $74 $313 $80 $400 $343 $411 $431 Margin (%) 7% (2%) 1% 3% (11%) 108% 9% 8% 8% 10% 3% 11% 9% 10% 10% Adj. EBITDA $108 $63 $120 $149 $129 $37 $96 $124 $135 $583 $440 $520 $596 $680 $701 Margin (%) 14% 13% 15% 15% 15% 13% 16% 15% 15% 18% 14% 15% 16% 16% 16% Net Financial Debt / LTM Adj. EBITDA 2.3x 3.3x 3.6x 3.1x 3.2x 3.3x 1.7x 1.7x 1.5x 2.2x 3.1x 1.5x 0.9x 0.6x 0.4x (2) 2.3x 3.3x 3.6x 3.1x 3.2x 3.3x 2.8x 2.8x 2.6x 2.2x 3.1x 2.6x 1.9x 1.4x 1.1x Net Debt / LTM Adj. EBITDA LTM Adj. EBITDA $532 $441 $428 $440 $460 $435 $530 $534 $520 $583 $440 $520 $596 $680 $701 Source: Company projections, subject to ongoing review and material revision Notes: (1) Apr-2021 includes $455M settlement gain (non-taxable); subject to legal and accounting review Emergence Copyrights © 2021 Garrett Motion Inc. (2) Includes Series B Preferred Stock post-emergence 38Summary Income Statement ($ in millions) 2020A / 2021E Quarterly 2019A – 2024E Annually 2020A by Quarter 2021E 2019A 2020A 2021E 2022E 2023E 2024E (USDM, except per share data) Q1 Q2 Q3 Q4 Q1 Apr May-Jun Q3 Q4 FY FY FY FY FY FY Total Volume (in '000s Units) 2,941 1,859 3,163 4,021 3,299 1,061 2,311 3,250 3,517 13,105 11,984 13,437 14,976 17,011 17,673 Growth (%) (10%) (42%) 1% 15% 12% -% 24% 3% (13%) (9%) 12% 11% 14% 4% Total Revenue $744 $477 $804 $1,008 $868 $277 $605 $845 $891 $3,248 $3,033 $3,485 $3,833 $4,226 $4,340 Growth (%) (11%) (41%) 3% 21% 17% -% 27% 5% (12%) (4%) (7%) 15% 10% 10% 3% Material Margin 313 216 329 387 363 113 253 354 370 1,400 1,246 1,453 1,583 1,729 1,772 Margin (%) 42% 45% 41% 38% 42% 41% 42% 42% 42% 43% 41% 42% 41% 41% 41% Gross Profit $178 $112 $186 $218 $207 $63 $150 $198 $210 $847 $694 $828 $927 $1,031 $1,061 Margin (%) 24% 24% 23% 22% 24% 23% 25% 23% 24% 26% 23% 24% 24% 24% 24% Selling 14 11 14 19 18 6 13 18 18 60 59 73 76 79 82 % of Sales 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% 2% G&A Costs 46 40 88 43 49 16 33 47 47 189 217 192 201 205 209 % of Sales 6% 8% 11% 4% 6% 6% 5% 6% 5% 6% 7% 6% 5% 5% 5% RD&E Costs 32 28 28 37 35 12 23 33 34 135 125 137 150 166 171 % of Sales 4% 6% 3% 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% Other Costs 1 (1) 1 1 4 1 2 4 4 - 1 15 30 30 30 % of Sales 0% (0%) 0% 0% 0% 0% 0% 0% 0% -% 0% 0% 1% 1% 1% Reported Operating Profit $84 $34 $55 $118 $102 $27 $79 $96 $107 $464 $292 $411 $470 $552 $570 Margin (%) 11% 7% 7% 12% 12% 10% 13% 11% 12% 14% 10% 12% 12% 13% 13% (1) $67 $21 $29 $77 ($57) $299 $80 $99 $110 $408 $195 $531 $486 $569 $588 EBIT Margin (%) 9% 5% 4% 8% (7%) 108% 13% 12% 12% 13% 6% 15% 13% 13% 14% Interest Expense, net 15 19 19 23 17 6 8 11 11 61 75 52 43 42 42 Tax Expense (Benefit) 1 12 (1) 28 20 (6) 18 22 25 33 39 79 100 115 114 Tax Rate (%) 1% 497% (9%) 52% (27%) 4% 25% 25% 25% 10% 33% 235% 23% 22% 21% GAAP Net Income $52 ($9) $11 $26 ($95) $300 $55 $66 $74 $313 $80 $400 $343 $411 $431 Margin (%) 7% (2%) 1% 3% (11%) 108% 9% 8% 8% 10% 3% 11% 9% 10% 10% Adj. EBITDA $108 $63 $120 $149 $129 $37 $96 $124 $135 $583 $440 $520 $596 $680 $701 Margin (%) 14% 13% 15% 15% 15% 13% 16% 15% 15% 18% 14% 15% 16% 16% 16% Net Financial Debt / LTM Adj. EBITDA 2.3x 3.3x 3.6x 3.1x 3.2x 3.3x 1.7x 1.7x 1.5x 2.2x 3.1x 1.5x 0.9x 0.6x 0.4x (2) 2.3x 3.3x 3.6x 3.1x 3.2x 3.3x 2.8x 2.8x 2.6x 2.2x 3.1x 2.6x 1.9x 1.4x 1.1x Net Debt / LTM Adj. EBITDA LTM Adj. EBITDA $532 $441 $428 $440 $460 $435 $530 $534 $520 $583 $440 $520 $596 $680 $701 Source: Company projections, subject to ongoing review and material revision Notes: (1) Apr-2021 includes $455M settlement gain (non-taxable); subject to legal and accounting review Emergence Copyrights © 2021 Garrett Motion Inc. (2) Includes Series B Preferred Stock post-emergence 38

Adj. EBITDA Walkdown

($ in millions)

Garrett
ADVANCING MOTION

(USDM, except per share data)	2020A / 2021E Quarterly									2019A – 2024E Annually					
	2020A by Quarter				2021E					2019A	2020A	2021E	2022E	2023E	2024E
	Q1	Q2	Q3	Q4	Q1	Apr	May-Jun	Q3	Q4	FY	FY	FY	FY	FY	FY
GAAP Net Income	$52	($9)	$11	$26	($95)	$300	$55	$66	$74	$313	$80	$400	$343	$411	$431
(+) Tax Expense (Benefit)	1	12	(1)	28	20	(6)	18	22	25	33	39	79	100	115	114
(+) Interest Expense, Net	15	19	19	23	17	6	8	11	11	61	75	52	43	42	42
(+) Depreciation	19	18	22	26	23	8	16	24	24	73	86	95	99	102	103
EBITDA (Non-GAAP)	$86	$40	$52	$103	($34)	$307	$96	$123	$134	$481	$281	$626	$586	$670	$691
Margin (%)	*12%*	*8%*	*6%*	*10%*	*(4%)*	*111%*	*16%*	*15%*	*15%*	*15%*	*9%*	*18%*	*15%*	*16%*	*16%*
(+) Other Operating Expenses (Income), Net	16	14	14	0	-	-	-	-	-	40	44	-	-	-	-
(+) Non Service Components of Pension Benefit Costs (Income)	(2)	(2)	(3)	12	(2)	(1)	(2)	(2)	(2)	8	5	(9)	(9)	(9)	(9)
(-) Other Non-Operating Income (Expense)	(0)	0	(0)	(0)	(0)	-	(0)	(0)	(0)	(1)	(0)	(0)	(0)	(0)	(0)
(+) Stock Based Compensation	3	4	2	4	2	3	(1)	2	2	18	12	8	19	19	19
(-) Settlement Gain [(1)]	-	-	-	-	-	445	-	-	-	-	-	445	-	-	-
(+) Reorganization Costs	-	-	4	69	162	174	-	-	-	-	73	336	-	-	-
(+) Repositioning Costs	5	0	2	2	1	(0)	1	1	1	2	10	4	-	-	-
(-) FX Hedge Gain (Loss) Net of Remeasurement (Debt)	(0)	1	(5)	42	-	-	-	-	-	(7)	38	-	-	-	-
(+) Non-Recurring Costs	-	9	44	(1)	-	-	-	-	-	26	52	-	-	-	-
Adj. EBITDA	$108	$63	$120	$149	$129	$37	$96	$124	$135	$583	$440	$520	$596	$680	$701
Margin (%)	*14%*	*13%*	*15%*	*15%*	*15%*	*13%*	*16%*	*15%*	*15%*	*18%*	*14%*	*15%*	*16%*	*16%*	*16%*

Emergence

Source: Company projections, subject to ongoing review and material revision
Notes: (1) Apr-2021 includes $455M settlement gain (non-taxable); subject to legal and accounting review

Copyrights © 2021 Garrett Motion Inc.

39

Summary Cash Flow Statement

($ in millions)

Garrett
ADVANCING MOTION

	2019A	2020A by Quarter				2021E						2022E	2023E	2024E
(USDM, except per share data)	FY	Q1	Q2	Q3	Q4	Q1	Apr	Emer.	May-Jun	Q3	Q4	FY	FY	FY
Adjusted EBITDA	$583	$108	$63	$120	$149	$129	$37		$96	$124	$135	$596	$680	$701
(+) Decrease (Increase) in Accounts Receivable		*58*	*57*	*(149)*	*(128)*	*(53)*	*43*		*(32)*	*(30)*	*52*	*9*	*(92)*	*(31)*
(+) Decrease (Increase) in Inventory		*(14)*	*(10)*	*(3)*	*12*	*4*	*10*		*(3)*	*(1)*	*3*	*(25)*	*(15)*	*(9)*
(+) Increase (Decrease) in Accounts Payable		*(29)*	*(202)*	*105*	*167*	*60*	*10*		*-*	*(13)*	*(45)*	*14*	*97*	*32*
(+) Decrease (Increase) in NWC	**59**	**15**	**(155)**	**(47)**	**51**	**11**	**63**		**(35)**	**(44)**	**10**	**(2)**	**(10)**	**(8)**
(-) Cash Collateralization	-	-	-	2	99	97	28		(80)	(117)	(28)	-	-	-
(-) Cash Interest, net	54	7	30	11	27	20	14		8	11	11	43	42	42
(-) Indemnity Obligation Payments to Honeywell	160	39	2	1	-	-	-		-	-	-	-	-	-
(-) MTT Obligation Payments to Honeywell	18	-	-	-	-	-	-		-	-	-	-	-	-
(-) Cash Taxes	93	3	3	21	16	17	6		11	17	17	91	105	104
(-) Chapter 11 Prof. Services Fees and D&O Insurance	-	-	8	79	14	174	137		-	-	-	-	-	-
(-) Other cash flow item expense	75	17	17	2	(18)	(6)	7		13	7	(9)	30	30	30
Cash flow from operations	$242	$57	($152)	($43)	$62	($161)	($92)		$109	$162	$153	$429	$494	$518
(-) Capex	102	39	24	16	1	37	5		17	31	26	119	125	133
(-) Other	(16)	-	-	-	-	-	-		-	-	-	-	-	-
Cash flow from investing	($86)	($39)	($24)	($16)	($1)	($37)	($5)		($17)	($31)	($26)	($119)	($125)	($133)
FCF	$156	$18	($176)	($59)	$61	($198)	($97)		$92	$132	$128	$310	$369	$385
(+) Proceeds / (Repayment) DIP	-	-	-	-	200	-	-		-	-	-	-	-	-
(+) Proceeds from RCF	745	621	402	426	-	-	-		-	-	-	-	-	-
(-) Payments of RCF	745	555	349	196	-	-	-		-	-	-	-	-	-
(-) Payments of LT Debt	163	1	1	1	-	-	-		-	-	-	-	-	-
(-) Series A Preferred Dividends	-	-	-	-	-	-	-		-	-	-	-	164	164
(-) Series B Preferred Repayment	-	-	-	-	-	-	-		-	-	-	35	100	100
(-) Other expenses	-	3	-	-	9	-	-		-	-	-	-	-	-
Cash flow from financing	($163)	$62	$51	$229	$191	-	-		-	-	-	($35)	($264)	($264)
Effect of FX rate changes on cash	(2)	(12)	9	5	26	-	-		-	-	-	-	-	-
Beginning Unrestricted Cash	$196	$187	$254	$139	$314	$592	$394	$297	$96	$188	$320	$448	$723	$828
Net Change in Unrestricted Cash	(9)	67	(115)	176	278	(198)	(97)	(201)	92	132	128	275	105	121
Ending Unrestricted Cash	$187	$254	$139	$314	$592	$394	$297(1)	$96	$188	$320	$448	$723	$828	$949
Ending Restricted Cash	$-	$-	$-	$2	$101	$198	$226	$226	$146	$29	$1	$1	$1	$1

Source: Company projections, subject to ongoing review and material revision

Notes: (1) Includes $45M of cash flow contingency included in NWC for 2021 and $30M of contingency for 2022-2024 included in Other

Copyrights © 2021 Garrett Motion Inc.

40

Summary Balance Sheet PF Balance Sheet post emergence subject ($ in millions) to appropriate accounting and legal review 2019A 2020A by Quarter 2021E 2022E 2023E 2024E (USDM, except per share data) FY Q1 Q2 Q3 Q4 Q1 Apr Emer. May-Jun Q3 Q4 FY FY FY (1) Cash and cash equivalents 187 254 139 314 592 394 297 96 188 320 448 723 828 949 Restricted Cash - - - 2 101 198 226 226 146 29 1 1 1 1 Accounts, notes and other receivables- net 707 629 554 710 841 894 851 851 883 913 861 852 944 975 Inventories—net 220 225 234 237 235 231 221 221 224 225 222 247 262 271 Other current assets 85 80 77 128 110 110 110 110 110 110 110 110 110 110 Total Current Assets 1,199 1,188 1,004 1,392 1,879 1,827 1,705 1,504 1,552 1,597 1,642 1,933 2,145 2,306 Investments and long-term receivables 36 34 34 34 30 30 30 30 30 30 30 30 30 30 Property, plant and equipment—net 471 457 457 465 505 519 516 516 517 524 525 545 568 598 Goodwill 193 193 193 193 193 193 193 193 193 193 193 193 193 193 Deferred income taxes 268 277 272 265 275 275 275 275 275 275 275 275 275 275 Other assets 108 105 106 118 135 135 135 135 135 135 135 135 135 135 Total Non-Current Assets 1,076 1,066 1,062 1,075 1,139 1,153 1,150 1,150 1,151 1,157 1,159 1,178 1,202 1,231 $2,275 $2,254 $2,066 $2,467 $3,018 $2,979 $2,855 $2,654 $2,703 $2,755 $2,800 $3,112 $3,347 $3,537 Total Assets Accounts payable 1,009 935 705 828 1,101 1,161 1,171 1,171 1,171 1,158 1,113 1,127 1,224 1,256 DIP - - - - 200 200 200 - - - - - - - Borrowings under revolving credit facility - 66 135 370 370 370 370 - - - - - - - Current maturities of long-term debt 4 4 4 - - - - - - - - - - - Obligations payable to Honeywell, current 69 68 37 40 42 42 42 - - - - - - - Accrued liabilities 310 303 284 201 335 335 335 335 335 335 335 335 335 335 Total Current Liabilities 1,392 1,376 1,165 1,439 2,049 2,109 2,119 1,506 1,506 1,493 1,448 1,462 1,559 1,591 Long-term debt 1,409 1,389 1,403 1,452 1,511 1,511 1,511 1,250 1,250 1,250 1,250 1,250 1,250 1,250 Deferred income taxes 51 37 35 2 27 27 27 27 27 27 27 27 27 27 Obligations payable to Honeywell 1,282 1,236 1,304 1,364 1,440 1,440 1,440 - - - - - - - Other liabilities 274 262 262 406 298 304 297 297 284 278 286 256 226 196 Total Non-Current Liabilities 3,016 2,924 3,004 3,224 3,276 3,282 3,275 1,574 1,561 1,555 1,563 1,533 1,503 1,473 Common Equity - - - - - - - (2,262) (2,262) (2,262) (2,262) (2,262) (2,262) (2,262) Additional paid-in capital 19 20 24 26 28 28 28 - - - - - - - Retained earnings (2,282) (2,235) (2,244) (2,233) (2,207) (2,311) (2,438) - 62 133 124 296 521 771 Accumulated other comprehensive income 130 169 117 11 (128) (128) (128) - - - - - - - Series A Preferred Stock - Principal - - - - - - - 1,251 1,251 1,251 1,251 1,251 1,251 1,251 Series A Preferred Stock - PIK - - - - - - - - - - 92 239 239 239 Series B Preferred Stock - - - - - - - 584 584 584 584 591 534 473 Total Equity (2,133) (2,046) (2,103) (2,196) (2,307) (2,411) (2,539) (427) (365) (294) (211) 116 284 473 $2,275 $2,254 $2,066 $2,467 $3,018 $2,979 $2,855 $2,654 $2,703 $2,755 $2,800 $3,112 $3,347 $3,537 Total Liabilities & Equity Source: Company projections, subject to ongoing review and material revision Copyrights © 2021 Garrett Motion Inc. Notes: (1) Includes $45M of cash flow contingency 41Summary Balance Sheet PF Balance Sheet post emergence subject ($ in millions) to appropriate accounting and legal review 2019A 2020A by Quarter 2021E 2022E 2023E 2024E (USDM, except per share data) FY Q1 Q2 Q3 Q4 Q1 Apr Emer. May-Jun Q3 Q4 FY FY FY (1) Cash and cash equivalents 187 254 139 314 592 394 297 96 188 320 448 723 828 949 Restricted Cash - - - 2 101 198 226 226 146 29 1 1 1 1 Accounts, notes and other receivables- net 707 629 554 710 841 894 851 851 883 913 861 852 944 975 Inventories—net 220 225 234 237 235 231 221 221 224 225 222 247 262 271 Other current assets 85 80 77 128 110 110 110 110 110 110 110 110 110 110 Total Current Assets 1,199 1,188 1,004 1,392 1,879 1,827 1,705 1,504 1,552 1,597 1,642 1,933 2,145 2,306 Investments and long-term receivables 36 34 34 34 30 30 30 30 30 30 30 30 30 30 Property, plant and equipment—net 471 457 457 465 505 519 516 516 517 524 525 545 568 598 Goodwill 193 193 193 193 193 193 193 193 193 193 193 193 193 193 Deferred income taxes 268 277 272 265 275 275 275 275 275 275 275 275 275 275 Other assets 108 105 106 118 135 135 135 135 135 135 135 135 135 135 Total Non-Current Assets 1,076 1,066 1,062 1,075 1,139 1,153 1,150 1,150 1,151 1,157 1,159 1,178 1,202 1,231 $2,275 $2,254 $2,066 $2,467 $3,018 $2,979 $2,855 $2,654 $2,703 $2,755 $2,800 $3,112 $3,347 $3,537 Total Assets Accounts payable 1,009 935 705 828 1,101 1,161 1,171 1,171 1,171 1,158 1,113 1,127 1,224 1,256 DIP - - - - 200 200 200 - - - - - - - Borrowings under revolving credit facility - 66 135 370 370 370 370 - - - - - - - Current maturities of long-term debt 4 4 4 - - - - - - - - - - - Obligations payable to Honeywell, current 69 68 37 40 42 42 42 - - - - - - - Accrued liabilities 310 303 284 201 335 335 335 335 335 335 335 335 335 335 Total Current Liabilities 1,392 1,376 1,165 1,439 2,049 2,109 2,119 1,506 1,506 1,493 1,448 1,462 1,559 1,591 Long-term debt 1,409 1,389 1,403 1,452 1,511 1,511 1,511 1,250 1,250 1,250 1,250 1,250 1,250 1,250 Deferred income taxes 51 37 35 2 27 27 27 27 27 27 27 27 27 27 Obligations payable to Honeywell 1,282 1,236 1,304 1,364 1,440 1,440 1,440 - - - - - - - Other liabilities 274 262 262 406 298 304 297 297 284 278 286 256 226 196 Total Non-Current Liabilities 3,016 2,924 3,004 3,224 3,276 3,282 3,275 1,574 1,561 1,555 1,563 1,533 1,503 1,473 Common Equity - - - - - - - (2,262) (2,262) (2,262) (2,262) (2,262) (2,262) (2,262) Additional paid-in capital 19 20 24 26 28 28 28 - - - - - - - Retained earnings (2,282) (2,235) (2,244) (2,233) (2,207) (2,311) (2,438) - 62 133 124 296 521 771 Accumulated other comprehensive income 130 169 117 11 (128) (128) (128) - - - - - - - Series A Preferred Stock - Principal - - - - - - - 1,251 1,251 1,251 1,251 1,251 1,251 1,251 Series A Preferred Stock - PIK - - - - - - - - - - 92 239 239 239 Series B Preferred Stock - - - - - - - 584 584 584 584 591 534 473 Total Equity (2,133) (2,046) (2,103) (2,196) (2,307) (2,411) (2,539) (427) (365) (294) (211) 116 284 473 $2,275 $2,254 $2,066 $2,467 $3,018 $2,979 $2,855 $2,654 $2,703 $2,755 $2,800 $3,112 $3,347 $3,537 Total Liabilities & Equity Source: Company projections, subject to ongoing review and material revision Copyrights © 2021 Garrett Motion Inc. Notes: (1) Includes $45M of cash flow contingency 41

Summary term sheet – Convertible Series A Preferred Equity

Garrett
ADVANCING MOTION

Term	Description
Amount	■ Approximately $1,251MM ■ Approximately $1,051MM to be provided by the Plan Sponsors and the Additional Investors ■ $200MM rights offering fully backstopped by the Plan Sponsors and the Additional Investors
Dividend	■ 11% per annum, payable in cash or PIK at the election of the majority of the disinterested members of the New Board ■ Dividends to automatically PIK if Garrett's consolidated adjusted EBITDA for the prior four fiscal quarters does not exceed $425MM
Conversion	■ **Optional Conversion:** Principal convertible (i.e., excluding accrued and unpaid dividends) at a conversion price of $3.50 (the "Conversion Price") per common share of Garrett ■ All outstanding Convertible Series A Preferred Stock shall convert into common stock of Garrett upon the approval of a majority of Convertible Series A Preferred Stockholders ■ **Automatic Conversion:** Principal automatically converts on the first date on or after the date that is two years from the effective date on which: (a) $125MM or less of Amortization Payments remain outstanding on the Series B Preferred Stock; (b) the common stock of Garrett has a 75-day volume-weighted average price per share that is greater than or equal to 150% of the Conversion Price; and (c) Garrett's adjusted EBITDA on a consolidated basis for the prior twelve months equals or exceeds $600MM for two consecutive quarters ■ **Dividends:** Upon either optional or automatic conversion, all accrued and unpaid dividends shall be paid in cash or, at Garrett's option, convert at a price per share that is the lesser of: (a) the 30-day volume weighted average price per share of the common stock of Garrett at the time of such conversion or (b) the fair market value of the common stock of Garrett at the time of such conversion as determined by the New Board
Ranking	■ Senior in liquidation and distribution rights with respect to all other preferred and common stock of Garrett ■ Upon a sale, liquidation or similar event, if not previously converted, the holders of Series A Preferred Stock shall receive the greater of (a) the liquidation preference of such stock plus accrued and unpaid dividends thereunder, whether or not previously declared and (b) the amount the Series A Preferred Stock, including accrued and unpaid dividends thereunder, whether or not previously declared, would receive on an as-converted basis if converted to common stock immediately before such event ■ No preferred shares or equity securities ranking *pari passu* with or senior to the Convertible Series A Preferred Stock may be issued without the consent of (a) holders of a majority of the outstanding shares of Convertible Series A Preferred Stock and (b) holders of the Series B Preferred Stock
Voting	■ Convertible Series A Preferred Stock will vote on all matters before the holders of common stock of Garrett in a single class with such holders of common stock, on an as-converted basis
Maturity	■ Perpetual
Redemption Rights	■ Non-redeemable except (a) in connection with a Change of Control or (b) at any time following the sixth anniversary of issuance
Financial Covenant	■ Subject to exceptions not less favourable than those to be included in the senior credit facilities, Garrett shall not incur debt that would result in a leverage ratio greater than 3.0x, without the approval of holders of a majority of the outstanding shares of Convertible Series A Preferred Stock
Change of Control	■ Upon a transaction resulting in the transfer to a non-affiliate of (a) 50.01% or more of the total voting power of Garrett or (b) all or substantially all of the assets of the Company, Garrett may redeem any Convertible Series A Preferred stock not converted into common stock of Garrett for an amount equal to the liquidation preference plus any accrued and unpaid dividends

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Summary term sheet – Series B Preferred Equity

Garrett
ADVANCING MOTION

Term	Description
Initial Cash Payment	■ $375MM
Amortization Payments	■ $34.8MM payment in 2022 ■ 8 annual payments of $100MM beginning in 2023 and ending in 2030
Amortization Payment Deferral	■ If annual adjusted EBITDA falls below $425MM, the Amortization Payments for the subsequent year shall be deferred and repaid in equal instalments over the following two years **(unless deferred further)** in addition to any Amortization Payments due in the following years
Call Option	■ Amortization Payments shall be callable at any time with a payment equal to the present value of the remaining Amortization Payments utilizing a 7.25% discount rate ■ Option to partially call remaining Amortization Payments within the first 18 months from emergence at a 7.25% discount rate so long as the present value of the remaining Amortization Payments immediately after Garrett exercises such a partial call option is no less than $400MM
Put Option	■ In the event Garrett achieves two consecutive quarters of LTM adjusted EBITDA of at least $600MM, Honeywell has the option to put the Series B Preferred Stock back to Garrett at a purchase price equal to the present value of the remaining Amortization Payments, utilizing a 7.25% discount rate
Change of Control	■ Upon a transaction resulting in a change of control, Honeywell may exercise its Put Option utilizing the same 7.25% discount rate
Governance	■ Series B Preferred Stock shall have the right to nominate one board member to the New Board until the Amortization Payments remaining on the Series B Preferred Stock total $125MM or less

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